Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350
As adopted by Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Horizon Bancorporation, Inc. (the "Company") on Form 10-K for the period ended December 31, 2010 (the "Report"), I, Charles S. Conoley, President and Chief Executive Officer of the Company and I, Kathleen M. Jepson, Senior Vice President and Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	To my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Kathleen M. Jepson	/S/ Charles S. Conoley
Kathleen M. Jepson, Acting Chief Financial Officer	Charles S. Conoley, President and Chief Executive Officer

Date: April 14, 2011.	Date: April 14, 2011.